Exhibit 32.2

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO
       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of MDI Technologies, Inc. (the "Company") for the year ended December 31, 2003, as amended (the "Annual Report"), I, Thomas K. Andrew, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934 (15U.S.C 78m or 78o(d); and

     2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas K. Andrew
--------------------
Thomas K. Andrew
Chief Financial Officer
MDI Technologies, Inc.

September 22, 2004

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